                              [FLAG INVESTORS LOGO]
                     TOTAL RETURN U.S. TREASURY FUND SHARES
                          (Class A and Class B Shares)
               (Classes of Total Return U.S. Treasury Fund, Inc.)

                    Prospectus & Application -- March 1, 1999
--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. These separate classes give you a choice as to sales charge and fund expenses. (Refer to the section on sales charges and the attached Application.)

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Investment Summary.........................................................2

Fees and Expenses of the Fund..............................................4

Investment Program.........................................................5

The Fund's Net Asset Value.................................................6

How to Buy Shares..........................................................7

How to Redeem Shares.......................................................9

Telephone Transactions....................................................10

Sales Charges.............................................................10

How to Choose the Class That Is Right for You.............................14

Dividends and Taxes.......................................................15

Investment Advisor .......................................................16

Administrator.............................................................16

Financial Highlights......................................................17

Application..............................................................A-1



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203

  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities. The Advisor will consider both the security's yield and its potential for capital gains resulting from changes in interest rates.

Risk Profile

         The Fund is suited for you if you are seeking high total return, but you also desire the safety of an investment in U.S. Treasury Securities.

         The value of an investment in the Fund will vary from day to day based on the prices of the U.S. Treasury Securities in the Fund's portfolio. The prices of the U.S. Treasury Securities will respond to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of U.S. Treasury Securities.

         Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

         Maturity Risk. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, these price fluctuations will generally be greater at times when the Fund's average maturity is longer.

         Because U.S. Treasury Securities are among the safest fixed income investments, their yields are generally lower than the yields available from some other fixed income securities. An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                 Class A Shares*
                          For years ended December 31,


         1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
25.00%
                                                                    21.69%
20.00%
                            16.62%
15.00%  13.48%                                  13.71%
                                                                                         10.62%   10.80%
10.00%
                   6.15%
 5.00%                                 4.38%
                                                                                0.20%
    0%
                                                         -4.01%
-5.00%

        * The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.78% (quarter ended 6/30/95) and the lowest return for a quarter was -4.41% (quarter ended 3/31/96).


Average Annual Total Return (for periods ended December 31, 1998)


                                                     Lehman Brothers                                 Lehman Brothers
                                                      Intermediate           Lehman Brothers            Long-Term
                             Class A Shares(1)      Treasury Index(2)       Treasury Index(2)       Treasury Index(2)
                             ---------------         ---------------         ---------------         ---------------
Past One Year..........           5.81%                    8.62%                    10.03%                  13.52%
Past Five Years........           6.50%                    6.46%                     7.20%                   9.34%
Past Ten Years.........           8.61%                    8.34%                     9.17%                  11.48%
Since Inception........       8.52%(8/10/88)               8.25%(3)                  9.14%(3)               11.63%(3)



                                                     Lehman Brothers                                 Lehman Brothers
                                                      Intermediate           Lehman Brothers            Long-Term
                             Class B Shares(1)      Treasury Index(2)       Treasury Index(2)       Treasury Index(2)
                             ---------------         ---------------         ---------------         ---------------
Past One Year..........           8.59%                    8.62%                    10.03%                  13.52%

Since Inception........      10.69%(6/20/96)               8.56%(4)                 10.19%(4)               14.76%(4)

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long-Term Treasury Index reflect the performance of U.S. Treasury Securities in their respective sectors. The Lehman Brothers Treasury Index is more of a general index in that it reflects the performance of all public obligations and does not focus on any one particular segment. The indices are passive measurements of U.S. Treasury Securities performance. They do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3)  For the period from 7/31/88 through 12/31/98.
(4)  For the period from 6/30/96 through 12/31/98.


FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                                               Class A Shares     Class B Shares
                                                                               Initial Sales      Deferred Sales
                                                                                   Charge             Charge
                                                                                 Alternative        Alternative
                                                                                ------------        ------------
Shareholder Transaction Expenses:
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
        percentage of offering price).......................................       4.50%*              None
Maximum Deferred Sales Charge (Load) (as a percentage of original
        purchase price or redemption proceeds, whichever is lower) .........       0.50%*             2.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................        None               None
Redemption Fee..............................................................        None               None
Exchange Fee................................................................        None               None

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)
Management Fees.............................................................       0.27%               0.27%
Distribution and/or Service (12b-1) Fees....................................       0.25%               0.35%
Other Expenses (including a 0.25% shareholder servicing fee for Class
        B Shares) ..........................................................       0.33%               0.58%
                                                                                   -----               -----
Total Annual Fund Operating Expenses........................................       0.85%               1.20%
                                                                                   =====               =====

----------
* You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
** Contingent deferred sales charges decline over time and reach zero after five years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")

Example:

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 year          3 years          5 years          10 years
                                                          ------          -------          -------          --------
   Class A Shares...................................       $533             $709             $900            $1,452
   Class B Shares...................................       $322             $481             $760            $1,269
You would pay the following expenses if you did not
 redeem your shares:
   Class A Shares...................................       $533             $709             $900            $1,452
   Class B Shares...................................       $122             $381             $660            $1,269

        Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

        The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in U.S. Treasury Securities.

        The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. The Advisor buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the Advisor will consider a security's potential for capital gains resulting from possible changes in interest rates when choosing the Fund's investments.

         In selecting investments, the Advisor will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). The portfolio's average maturity will depend on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical Institutional Investor in each of the last 19 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. The Fund may also invest in repurchase agreements. With a repurchase agreement, the Fund agrees to purchase U.S. Treasury Securities from a bank or broker-dealer subject to an agreement that the bank or broker-dealer will repurchase the securities at an established time and price.


        An investment in the Fund entails risk. U.S. Treasury Securities are subject to interest rate risk. The value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. There can be no assurance that the Advisor's economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

Year 2000 Issues

        The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

        The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem either class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

        The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

        In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

        You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

        The following sections describe how to buy and redeem shares.


HOW TO BUY SHARES

        You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

        You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

        Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

        Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

          o If you are investing in an IRA account, your initial investment may be as low as $1,000.

          o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

          o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

          o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase either class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES

         You may redeem either class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:



                                                           Class A Sales Charge as % of
                                                           ----------------------------
                                                     Offering            Net Amount                Class B
               Amount of Purchase                      Price              Invested              Sales Charge
------------------------------------------------ ----------------- ---------------------- -------------------------
Less than  $ 50,000 ............................       4.50%               4.71%                    None
$   50,000 - $ 99,999 ..........................       3.50%               3.63%                    None
$  100,000 - $249,999 ..........................       2.50%               2.56%                    None
$  250,000 - $499,999 ..........................       2.00%               2.04%                    None
$  500,000 - $999,999 ..........................       1.50%               1.52%                    None
$1,000,000 and over ............................       None                 None                    None
------------------------------------------------ ----------------- ---------------------- -------------------------

        Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

        The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

        Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

        Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor, the Fund's administrator or a broker-dealer authorized to sell shares of the Fund.

4)   If you are buying shares in any of the following types of accounts:

     (i)  A qualified retirement plan;

     (ii) A Flag Investors fund payroll savings plan program;

    (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

        You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A Shares, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

        You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

        The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                        Sales Charge as a Percentage of the Dollar Amount Subject to Charge
               --------------------------------------------------------------------------------------

                                                Class A Sales Charge         Class B Sales Charge
                                                      (as % of                       (as % of
Years Since Purchase                               Cost or Value)                 Cost or Value)
------------------------------------------  -----------------------------------------------------
First ....................................             0.50%*                          2.00%
Second ...................................             0.50%*                          2.00%
Third ....................................              None                           1.00%
Fourth ...................................              None                           1.00%
Fifth ....................................              None                           1.00%
Thereafter ...............................              None                            None
------------------------------------------  --------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

         Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

         (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

         (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares five years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within five years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of five years, your shares convert to Class A Shares thus eliminating the higher expenses.

         In almost all cases, if you plan to purchase $250,000 or more of Fund shares, you will pay lower aggregate sales charges and expenses by purchasing Class A Shares.

         Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee for as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans

         The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee equal to 0.35% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The federal income tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR

         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $510 million of net assets as of December 31, 1998.

         As compensation for its services for the fiscal year ended October 31, 1998, ISI received from the Fund a fee equal to 0.27% of the Fund's average daily net assets.

Portfolio Managers

         The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI.

         Mr. Hyman, Chairman of the Fund and ISI, is responsible for developing the economic analysis upon which the Fund's selection of investments is based. (See "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports which follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 19 years.

         Mr. Medaugh, President of the Fund and ISI, is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

         Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements for the Class A and Class B Shares, is included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)

------------------------------------------------------------------------------------------------------------------------------



                                                              Class A Shares                               Class B Shares
                                           ---------------------------------------------     ---------------------------------------
                                                      For the Year Ended October 31,                  For the Year  June 20, 1996(1)
                                                                                                          Ended        through
                                                                                                        October 31,   October 31,
                                           -------------------------------------------------  --------------------------------------
                                            1998        1997       1996       1995      1994         1998       1997    1996
                                           ------    --------    --------   --------  -------       ------     ------   ------
Per Share Operating Performance:
    Net asset value at beginning of
     period ...........................    $  10.04    $   9.83   $  10.19   $   9.22  $  11.35     $10.03     $ 9.85   $10.00
                                           --------    --------   --------   --------  --------     ------     ------   ------

Income from Investment Operations:
    Net investment income...............       0.51        0.55       0.56       0.57      0.51       0.55       0.56     0.22
    Net realized and unrealized gain/
       (loss) on investments ...........       0.71        0.30      (0.23)      1.04     (1.16)      0.65       0.23    (0.15)
                                           --------    --------   --------   --------  --------     ------     ------   ------
   Total from Investment Operations.....       1.22        0.85       0.33       1.61     (0.65)      1.20       0.79     0.07

Less Distributions:
   Distributions from net investment
       income and short-term gains......      (0.64)      (0.55)     (0.65)     (0.64)    (1.15)     (0.61)     (0.56)   (0.22)
   Tax return of capital distribution...         --       (0.08)        --         --     (0.05)        --      (0.04)      --
   Distributions in excess of net
       investment income ...............         --       (0.01)     (0.04)        --        --         --      (0.01)      --
   Net realized long-term gains.........         --          --         --         --     (0.28)        --         --       --
                                           --------    --------   --------   --------  --------     ------     ------   ------
   Total distributions..................      (0.64)      (0.64)     (0.69)     (0.64)    (1.48)     (0.61)     (0.61)   (0.22)
                                           --------    --------   --------   --------  --------     ------     ------   ------
   Net asset value at end of period ....   $  10.62    $  10.04   $   9.83   $  10.19  $   9.22     $10.62     $10.03   $ 9.85
                                           ========    ========   ========   ========  ========     ======     ======   ======
Total Return(2).........................      12.50%       9.00%      3.44%     18.09%    (6.22)%    12.29%      8.49%    6.37%

Ratios to Average Daily Net Assets:
   Expenses.............................       0.85%       0.83%      0.81%     0.80%     0.77%      1.20%      1.18%     1.40%(3)
   Net investment income................       4.98%       5.62%      5.69%      5.94%     4.98%      4.59%      5.24%    5.45%(3)

Supplemental Data:
  Net assets at end of period (000).....   $122,785    $122,229   $143,791   $164,206  $175,149     $3,888     $  838   $  123
   ISI Class Shares.....................   $171,336    $171,074   $193,486   $206,615  $200,309
   Portfolio turnover rate..............        179%         92%       199%       194%       68%       179%        92%     199%(3)

---------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

              FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
                             NEW ACCOUNT APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
Make check payable to "Flag Investors Total Return U.S.                         For assistance in completing this Application
Treasury Fund Shares" and mail with this Application to:                        please call: 1-800-553-8080, Monday through
                                                                                Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

Flag Investors Funds                                                            To open an IRA account, please call 1-800-767-3524
P.O.  Box 419663                                                                for an IRA information kit.
Kansas City, MO  64141-6663
Attn:  Flag Investors Total Return U.S. Treasury Fund Shares


I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

|_| Class A Shares (4.5% maximum initial sales charge) in the amount of $__________________

|_| Class B Shares (2.0% maximum contingent deferred sales charge) in the amount of $__________________




                                             ----------------------------------------
                                             Your Account Registration (Please Print)
                                             ----------------------------------------
Existing Account No., if any  ______________________

Individual or Joint Tenant                                     Gifts to Minors
_____________________________________________________          _____________________________________________________________________
First Name                 Initial          Last Name          Custodian's Name (only one allowed by law)
_____________________________________________________          _____________________________________________________________________
Social Security Number                                         Minor's Name (only one)
_____________________________________________________          _______________________________ ____________________________________
Joint Tenant               Initial          Last Name          Social Security Number of Minor Minor's Date of Birth  (Mo./Day/Yr.)



                                                               under the _________________________Uniform Gifts to Minors Act
                                                                            (State of Residence)

Corporations, Trusts, Partnerships, etc.                       Mailing Address
________________________________________________________       ____________________________________________________
Name of Corporation, Trust or Partnership                      Street
________________________________________________________       ____________________________________________________
Tax ID Number                     Date of Trust                City                      State                 Zip
________________________________________________________       (_____)_____________________________________________
Name of Trustees (if to be included in the Registration)        Daytime Phone
________________________________________________________
For the Benefit of

                                             ----------------------------------------
                                                  Letter of Intent (Optional)
                                             ----------------------------------------


|_| I intend to invest at least the amount indicated below in Class A Shares of Total Return U.S. Treasury Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

                              |_|$50,000     |_|$100,000      |_|$250,000      |_|$500,000     |_|$1,000,000


                                             ----------------------------------------
                                                 Right of Accumulation (Optional)
                                             ----------------------------------------


List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

      Fund Name               Account No.                        Owner's Name                       Relationship
      ---------               -----------                        ------------                       ------------
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

                                             ----------------------------------------
                                                       Distribution Options
                                             ----------------------------------------

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

            Income Dividends                                               Capital Gains
            |_|  Reinvested in additional shares                           |_|  Reinvested in additional shares
            |_|  Paid in cash                                              |_|  Paid in cash
Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                                                                                                                                 A-1

                      Automatic Investing Plan (Optional)

|_| I authorize you as Agent for the Automatic Investing Plan to automatically invest $__________________ in Class A Shares or $__________________ in Class B
Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment:  $250 per class

Subsequent Investments (check one):
|_| Monthly ($100 minimum per class)  |_| Quarterly ($250 minimum per class)

Please attach a voided check.

_______________________________________________________________
Bank Name

_______________________________________________________________
Existing Flag Investors Fund Account No., if any

_______________________________________________________________
Depositor's Signature                                      Date


_______________________________________________________________
Depositor's Signature (if joint acct., both must sign)     Date

                     Systematic Withdrawal Plan (Optional)

|_| Beginning the month of __________________, 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $__________________, from Class A Shares and/or $__________________
from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)
Frequency (check one):
|_| Monthly |_| Quarterly (January, April, July and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/we do not want: |_|Telephone redemption privilege
                      |_|Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record.
If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

Bank: ___________________________  Bank Account No.: ___________________________
Address: ________________________  Bank Account Name: __________________________
         ________________________

--------------------------------------------------------------------------------
                      Signature and Taxpayer Certification

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
|_| U.S. Citizen/Taxpayer:
    |_| I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or
         (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    |_| If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and
         I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W- 9. You may request such form by calling the Transfer Agent at 800-553-8080.)
|_|  Non-U.S. Citizen/Taxpayer:
     Indicated country of residence for tax purposes: __________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

_____________________________   ________________________________________________
Signature               Date    Signature (if joint acct., both must sign)  Date
--------------------------------------------------------------------------------

       For Dealer Use Only
Dealer's Name:    ____________________    Dealer Code: ____________________
Dealer's Address: ____________________    Branch Code: ____________________
                  ____________________
Representative:   ____________________    Rep. No.:    ____________________

                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022



         Administrator                                 Distributor
INVESTMENT COMPANY CAPITAL CORP.                  ICC DISTRIBUTORS, INC.
        One South Street                           Two Portland Square
   Baltimore, Maryland 21202                      Portland, Maine 04101



         Transfer Agent                            Independent Auditors
INVESTMENT COMPANY CAPITAL CORP.                  DELOITTE & TOUCHE LLP
        One South Street                            University Square
   Baltimore, Maryland 21202                         117 Campus Drive
         1-800-553-8080                        Princeton, New Jersey 08540



           Custodian                                   Fund Counsel
     BANKERS TRUST COMPANY                     MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                           1701 Market Street
    New York, New York 10006                 Philadelphia, Pennsylvania 19103

                              [FLAG INVESTORS LOGO]



                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG
--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

    o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

    o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.



                                        Investment Company Act File No. 811-5040

--------------------------------------------------------------------------------










                                                                           TRPRS

ISI TOTAL RETURN U.S. TREASURY FUND SHARES
(A Class of Total Return U.S. Treasury Fund, Inc.)
717 Fifth Avenue
New York, New York  10022
For information call (800) 955-7175

         This mutual fund (the "Fund") seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury ("U.S. Treasury Securities").

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. (See "How to Buy Shares.") This Prospectus describes the ISI class (the "Shares") of the Fund.

                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----

Investment Summary..........................................................2
Fees and Expenses of the Fund...............................................4
Investment Program..........................................................5
The Fund's Net Asset Value..................................................6
How to Buy Shares...........................................................7
How to Redeem Shares........................................................8
Telephone Transactions......................................................9
Sales Charges...............................................................9
Dividends and Taxes........................................................11
Investment Advisor.........................................................12
Administrator..............................................................13
Financial Highlights.......................................................14


  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                  The date of this Prospectus is March 1, 1999.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks to achieve a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in U.S. Treasury Securities. The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities. The Advisor will consider both the security's yield and its potential for capital gains resulting from changes in interest rates.

Risk Profile

         The Fund is suited for you if you are seeking high total return, but you also desire the safety of an investment in U.S. Treasury Securities.

         The value of an investment in the Fund will vary from day to day based on the prices of the U.S. Treasury Securities in the Fund's portfolio. The prices of the U.S. Treasury Securities will respond to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of U.S. Treasury Securities.

         Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

         Maturity Risk. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, these price fluctuations will generally be greater at times when the Fund's average maturity is longer.

         Because U.S. Treasury Securities are among the safest fixed income investments, their yields are generally lower than the yields available from some other fixed income securities. An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Shares both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                   ISI Shares*
                          For years ended December 31,


         1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
25.00%
                                                                    21.69%
20.00%
                            16.62%
15.00%  13.48%                                  13.71%
                                                                                        10.62%     10.80%
10.00%
                   6.15%
 5.00%                                 4.38%
                                                                                0.20%
 0%
                                                         -4.01%
-5.00%


        * The bar chart does not reflect sales charges. If it did, returns would be less than those shown.


         During the 10-year period shown in the bar chart, the highest return for a quarter was 7.78% (quarter ended 6/30/95) and the lowest return for a quarter was -4.41% (quarter ended 3/31/96).


Average Annual Total Return (for periods ended December 31, 1998)

                                                     Lehman Brothers                                 Lehman Brothers
                                                      Intermediate           Lehman Brothers            Long-Term
                               ISI Shares(1)        Treasury Index(2)       Treasury Index(2)       Treasury Index(2)
                               -------------        -----------------       -----------------       -----------------
Past One Year..........          5.87%                   8.62%                  10.03%                   13.52%
Past Five Years........          6.51%                   6.46%                   7.20%                    9.34%
Past Ten Years.........          8.62%                   8.34%                   9.17%                   11.48%
Since Inception........      8.53%(8/10/88)              8.25%(3)                9.14%(3)                11.63%(3)

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long-Term Treasury Index reflect the performance of U.S. Treasury Securities in their respective sectors. The Lehman Brothers Treasury Index is more of a general index in that it reflects the performance of all public obligations and does not focus on any one particular segment. The indices are passive measurements of U.S. Treasury Securities performance. They do not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

(3) For the period 7/31/88 through 12/31/98.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering                          4.45%
 price)..............................................................................................
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................................  None
Maximum Deferred Sales Charge (Load).................................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................................  None
Redemption Fee ......................................................................................  None
Exchange Fee ........................................................................................  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .....................................................................................  0.27%
Distribution and/or Service (12b-1) Fees.............................................................  0.25%
Other Expenses.......................................................................................  0.33%
                                                                                                       ----
Total Annual Fund Operating Expenses.................................................................  0.85%
                                                                                                       ====

Example:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          1 year              3 years            5 years              10 years
          ------              -------            -------              --------
           $528                 $704              $895                 $1,447

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund's investment objective is to seek a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in U.S. Treasury Securities.

         The Fund will invest only in U.S. Treasury Securities and in repurchase agreements fully collateralized by U.S. Treasury Securities. The Advisor buys and sells securities for the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the Advisor will consider a security's potential for capital gains resulting from possible changes in interest rates when choosing the Fund's investments.


         In selecting investments, the Advisor will be free to take full advantage of the entire range of maturities offered by U.S. Treasury Securities. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). The portfolio's average maturity will depend on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical Institutional Investor in each of the last 19 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. The Fund may also invest in repurchase agreements. With a repurchase agreement, the Fund agrees to purchase U.S. Treasury Securities from a bank or broker-dealer subject to an agreement that the bank or broker-dealer will repurchase the securities at an established time and price.


         An investment in the Fund entails risk. U.S. Treasury Securities are subject to interest rate risk. The value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer. There can be no assurance that the Advisor's economic analysis will accurately predict interest rate trends or that the portfolio strategies based on Mr. Hyman's economic analysis will be effective.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. Read the section on sales charges for details on how and when this charge may or may not be imposed.


         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.


         In valuing the Fund's assets its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

         You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

         o If you are investing in an IRA account or a qualified retirement plan, your initial investment may be as low as $1,000.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

         You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Shares:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

         If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem Shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy Shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                                                          Sales Charge as % of
-----------------------------------------------------------------------------------------------------------
                                                                     Offering          Net Amount
         Amount of Purchase                                           Price              Invested
-----------------------------------------------------------------------------------------------------------
      Less than      $   50,000................................    4.45%               4.66%
      $   50,000 -   $   99,999................................    3.50%               3.63%
      $  100,000 -   $  249,999................................    2.50%               2.56%
      $  250,000 -   $  499,999................................    2.00%               2.04%
      $  500,000 -   $  999,999................................    1.50%               1.52%
      $1,000,000 -   $1,999,999................................    0.75%               0.76%
      $2,000,000 -   $2,999,999................................    0.50%               0.50%
      $3,000,000 -   and over     .............................     None               None
-----------------------------------------------------------------------------------------------------------

         The sales charge you pay on your current purchase of Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's administrator, the Advisor or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your Shares by February 29, 2000 and provide documentation of your redemption or sale.

Purchases by Exchange

         You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure, or that were purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is a least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The price you receive when you redeem Shares will be the net asset value per share.

Distribution Plan

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The federal income tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem Shares of the Fund you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the Shares. An exchange of Shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.


INVESTMENT ADVISOR

         International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. These funds, together with the Fund, had approximately $510 million in net assets as of December 31, 1998.

         As compensation for its services for the fiscal year ended October 31, 1998, ISI received from the Fund a fee equal to 0.27% of the Fund's average daily net assets.

Portfolio Managers

         The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI.


         Mr. Hyman, Chairman of the Fund and ISI is responsible for developing the economic analysis upon which the Fund's selection of investments is based (see "Investment Program"). Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 19 years.

         Mr. Medaugh, President of the Fund and ISI, is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at

Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.


ADMINISTRATOR

         Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)

                                                                    For the Year Ended October 31,
-------------------------------------------------------------------------------------------------------------------


                                                                1998       1997        1996       1995        1994
Per Share Operating Performance:
    Net asset value at beginning of year..............      $  10.04    $   9.83    $  10.19   $   9.22   $  11.35
                                                             --------    --------    --------   --------   --------

Income from Investment Operations:
    Net investment income..............................          0.51        0.55        0.56       0.57       0.51
    Net realized and unrealized gain/(loss) on investments       0.71        0.30       (0.23)      1.04      (1.16)
                                                             --------    --------    --------   --------   --------
    Total from Investment Operations...................          1.22        0.85        0.33       1.61      (0.65)
                                                             --------    --------    --------   --------   --------

Less Distributions:

    Distributions from net investment income
      and short-term gains.............................         (0.64)      (0.55)      (0.65)     (0.64)     (1.15)
    Tax return of capital distribution.................            --       (0.08)         --         --      (0.05)
    Distributions in excess of net investment income...            --       (0.01)      (0.04)       --         --
    Net realized long-term gains.......................            --          --          --        --      (0.28)
                                                             --------    --------    --------   --------   --------
    Total distributions................................         (0.64)      (0.64)      (0.69)     (0.64)     (1.48)
                                                             --------    --------    --------   --------   --------
    Net asset value at end of year.....................      $  10.62    $  10.04    $   9.83   $  10.19   $   9.22
                                                             ========    ========    ========   ========   ========


Total Return(1)........................................         12.50%       9.00%       3.44%     18.09%     (6.22)%

Ratios to Average Daily Net Assets:
    Expenses...........................................          0.85%       0.83%       0.81%      0.80%      0.77%
    Net investment income..............................          4.98%       5.62%       5.69%      5.94%      4.98%

Supplemental Data:
    Net assets at end of year (000):
    ISI Class Shares...................................      $171,336    $171,074    $193,486   $206,615   $200,309
    Flag Investors Class A Shares......................      $122,785    $122,229    $143,791   $164,206   $175,149
    Portfolio turnover rate............................           179%         92%        199%       194%        68%

------------
(1)    Total return excludes the effect of sales charge.

                   ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "ISI Total Return U.S. Treasury Fund Shares" and mail with this Application to:
            ISI Mutual Funds
            P.O. Box 419426
            Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at (800) 882-8585. To open an IRA account, call ISI at (800) 955-7175 to request an application.

Your Account Registration (Please Print)

Individual or Joint Tenant

_____________________________________________________
First Name                 Initial          Last Name


_____________________________________________________
Social Security Number

_____________________________________________________
Joint Tenant               Initial          Last Name

_____________________________________________________
Social Security Number

Corporations, Trusts, Partnerships, etc.

_____________________________________________________
Name of Corporation, Trust or Partnership

_____________________________________________________
Tax ID Number

_____________________________________________________
Name of Trustees (if to be included in the Registration)


_____________________________________________________
Existing Account No., if any

Gifts to Minors

__________________________________________
Custodian's Name (only one allowed by law)

__________________________________________
Minor's Name (only one)

_____________________________________
Social Security Number of Minor

_____________________________________
Minor's Date of Birth  (Mo./Day/Yr.)

under the __________________________________Uniform Gifts to Minors Act
              (State of Residence)

Mailing Address

____________________________________________________
  Street

____________________________________________________
  City                      State                 Zip

(______)_____________________________________________
  Daytime Phone

Statement of Intention (Optional)

|_| I intend to invest at least the amount indicated below in ISI Shares of Total Return U.S. Treasury Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

___$50,000 ___$100,000 ___$250,000 ___$500,000 ___$1,000,000 ___$2,000,000 ___$3,000,000


Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify you for reduced sales charges.

 Fund Name          Account No.            Owner's Name             Relationship
 ---------          -----------            ------------             ------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Distribution Options

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

  Income Dividends                          Capital Gains
  |_|  Reinvested in additional shares      |_|  Reinvested in additional shares
  |_|  Paid in cash                         |_|  Paid in cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)

|_| I authorize you as agent for the Automatic Investing Plan to automatically invest $_______________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)
Minimum Initial Investment: $250

Minimum Initial Investment:  $250 per class
Subsequent Investments (check one):
|_| Monthly ($100 minimum)  |_| Quarterly ($250 minimum)

Please attach a voided check.

_______________________________________________________________
Bank Name

_______________________________________________________________
Existing ISI Total Return U.S. Treasury Fund
Account No., if any

_______________________________________________________________
Depositor's Signature                                      Date


_______________________________________________________________
Depositor's Signature (if joint acct., both must sign)     Date

Systematic Withdrawal Plan (Optional)
|_| Beginning the month of ____________, 19__, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________________, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

   Frequency (check one):
     |_| Monthly      |_| Quarterly (January, April, July and October)

Telephone Transactions
I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

No, I/We do not want:
|_| Telephone redemption privileges |_| Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

Bank: ___________________________  Bank Account No.: ___________________________
Address: ________________________  Bank Account Name: __________________________
         ________________________

--------------------------------------------------------------------------------

Signature and Taxpayer Certification

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
|_| U.S. Citizen/Taxpayer:
    |_| I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    |_| If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9.
        You may request such form by calling the Transfer Agent at
        800-882-8585.)
|_|Non-U.S. Citizen/Taxpayer:
   Indicated country of residence for tax purposes: ___________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------
   I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------
_____________________________   ________________________________________________
Signature               Date    Signature (if joint acct., both must sign)  Date
--------------------------------------------------------------------------------

For Dealer Use Only
Dealer's Name:    ____________________    Dealer Code: ____________________
Dealer's Address: ____________________    Branch Code: ____________________
                  ____________________
Representative:   ____________________    Rep. No.:    ____________________

                   ISI TOTAL RETURN U.S. TREASURY FUND SHARES
                (A Class of Total Return U.S. Tresury Fund, Inc.)




                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022
                                 1-800-955-7175

                                                       Distributor
                                                 INTERNATIONAL STRATEGY &
           Administrator                           INVESTMENT GROUP INC.
  INVESTMENT COMPANY CAPITAL CORP.                   717 Fifth Avenue
        One South Street                        New York, New York 10022
    Baltimore, Maryland 21202



         Transfer Agent                           Independent Auditors
  INVESTMENT COMPANY CAPITAL CORP.                DELOITTE & TOUCHE LLP
        One South Street                            University Square
   Baltimore, Maryland 21202                         117 Campus Drive
         1-800-882-8585                        Princeton, New Jersey 08540



           Custodian                                   Fund Counsel
     BANKERS TRUST COMPANY                     MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                           1701 Market Street
    New York, New York 10006                 Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
                                      ISI
                                  TOTAL RETURN
                               U.S. TREASURY FUND
                                     SHARES
                           (A Class of Total Return
                           U.S. Treasury Fund, Inc.)




     You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

     For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.



                                        Investment Company Act File No. 811-5040

--------------------------------------------------------------------------------

                    ISI International Strategy & Investment

                                       ISI
                                  TOTAL RETURN
                               U.S. TREASURY FUND
                                     SHARES
                            (A Class of Total Return
                            U.S. Treasury Fund, Inc.)


         A mutual fund with the investment objective of a high level of total return, with relative stability of principal, and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury.



                                  March 1, 1999







                                                                    [PROSPECTUS]

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                      TOTAL RETURN U.S. TREASURY FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                          ----------------------------




                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE APPLICABLE CLASS, WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR BY CALLING THE FUND AT (800) 767-FLAG (FOR THE FLAG INVESTORS SHARES CLASSES) OR (800) 955-7175 (FOR THE ISI SHARES CLASS).












            Statement of Additional Information Dated: March 1, 1999
                         Relating to the Prospectuses of
         ISI Total Return U.S. Treasury Fund Shares Dated: March 1, 1999
                                       and
    Flag Investors Total Return U.S. Treasury Fund Class A and Class B Shares
                              Dated: March 1, 1999

                                              TABLE OF CONTENTS


                                                                       Page
                                                                       ----

1.       GENERAL INFORMATION AND HISTORY..................................1

2.       INVESTMENT OBJECTIVES AND POLICIES...............................2

3.       VALUATION OF SHARES AND REDEMPTION...............................4

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.............5

5.       MANAGEMENT OF THE FUND...........................................8

6.       INVESTMENT ADVISORY AND OTHER SERVICES..........................13

7.       ADMINISTRATION..................................................14


8.       DISTRIBUTION OF FUND SHARES.....................................15

9.       BROKERAGE.......................................................20

10.      CAPITAL SHARES..................................................21


11.      SEMI-ANNUAL REPORTS.............................................22


12.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...............22

13.      INDEPENDENT AUDITORS............................................23

14.      LEGAL MATTERS...................................................23

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............23

16.      PERFORMANCE AND YIELD COMPUTATIONS..............................23

17.      FINANCIAL STATEMENTS............................................26

1.       GENERAL INFORMATION AND HISTORY


         Total Return U.S. Treasury Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares, (the "Class A Shares"), Flag Investors Total Return U.S. Treasury Fund Class B Shares (the "Class B Shares") (collectively, the "Flag Investors Shares") and ISI Total Return U.S. Treasury Fund Shares (the "ISI Shares"). There are two separate prospectuses for the Fund's shares: one for the Flag Investors Shares and one for the ISI Shares. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund, and may be obtained without charge from the Fund's distributors (the "Distributors") at (800) 767-FLAG (for a prospectus for the Flag Investors Shares) or (800) 955-7175 (for a prospectus for the ISI Shares), or from Participating Dealers that offer shares of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein the term "Prospectus" describes information common to the prospectuses of the three classes of the Fund's
Shares currently being offered, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Total Return U.S. Treasury Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


         The Fund was incorporated under the laws of the State of Maryland on June 3, 1988. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on August 10, 1988. The Fund has offered the Flag Investors Class B Shares since June 20, 1996.

         For the period from November 9, 1992 through February 27, 1994, the Fund offered another class of shares: Flag Investors Total Return U.S. Treasury Fund Class D Shares (which were known at the time as Flag Investors Total Return U.S. Treasury Fund Class B Shares). Such shares are no longer being offered.


         Under a license agreement dated August 10, 1988 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

2.       INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund


         The Fund's investment objective is to achieve a high level of total return with relative stability of principal and secondarily, high current income consistent with an investment in securities issued by the United States Treasury. The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage.

         Except as specifically identified under "Investment Restrictions," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

STRIPS

         The Fund may purchase STRIPS. STRIPS are U.S. Treasury Securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity. As with other debt securities, the value of STRIPS varies inversely with changes in interest rates. These price fluctuations may be greater with STRIPS than with other types of debt securities.

Repurchase Agreements


         The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.


When-Issued Securities


         The Fund may make purchases of U.S. Treasury Securities on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.


Investment Restrictions


         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:


               1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

               2. Invest 25% or more of the value of its total assets in any one industry (U.S. Treasury Securities are not considered to represent an industry);

               3. Invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government is not considered an issuer for this purpose);

               4. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer;

               5. Invest in real estate or mortgages on real estate;

               6. Purchase or sell commodities or commodities contracts or futures contracts;

               7. Act as an underwriter of securities within the meaning of the Federal securities laws;

               8. Issue senior securities;

               9. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objectives and policies;

               10. Effect short sales of securities;

               11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

               12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

               13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

               14. Invest in shares of any other investment company registered under the Investment Company Act;


               15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 0.5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;


               16. Invest in companies for the purpose of exercising management or control;

               17. Invest in puts or calls or any combination thereof;

               18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

               The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:


               1. Invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements with remaining maturities in excess of seven days.



3.       VALUATION OF SHARES AND REDEMPTION

Valuation


         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


         Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


Qualification as Regulated Investment Company


         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.


         The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.


         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


Fund Distributions

         The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.


         The Fund may either retain or distribute to shareholders the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20% regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses and net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such net capital losses or net long-term capital losses as if they arose on the first day of the following taxable year. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend, if it has been received from a domestic corporation. Accordingly, it is not expected that any Fund distributions will qualify for corporate dividends-received deduction.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received and paid by the Fund in the year in which dividends were declared.

         Investors should be careful to consider the tax implications of buying Shares of the Fund just prior to the ex-dividend date of an ordinary income dividend or capital gains distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxed on the entire amount of the dividend or distribution received even though the dividend or capital gains distribution was earned by the Fund before the shareholder purchased the Shares.

         Generally, any gain or loss on the sale of Shares will be capital gain or loss, which will be long-term capital gain or loss if the Shares have been held for more than twelve months, and otherwise will be short-term capital gain or loss. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         If the Fund fails to qualify as a regulated investment company for any taxable year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.

         The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.


Excise Tax; Miscellaneous Considerations


         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of federal, state and local tax rules affecting an investment in the Fund.


5.       MANAGEMENT OF THE FUND

Directors and Officers


         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributors, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributors and the Fund's administrator. A majority of the directors of the Fund have no affiliation with the Advisor, the Distributors or the Fund's administrator.


         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.


* EDWARD S. HYMAN, Chairman and Director (4/8/45)
            International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Chairman, International Strategy & Investment Inc. (registered investment advisor), and Chairman and President, International Strategy & Investment Group Inc. (registered investment advisor and registered broker-dealer), 1991-Present.


* RICHARD T. HALE, Vice Chairman and Director (7/17/45)
            Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor) and Chartered Financial Analyst.


*TRUMAN T. SEMANS, Director (10/27/26)
            Vice Chairman, Brown Investment Advisory & Trust Company (formerly Alex. Brown Capital Advisory & Trust Company); Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs, Inc. (property management); Formerly, Vice Chairman and Managing Director, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director (3/11/38)
            60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present; Director, Net.World (telecommunications) 1998- Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOSEPH R. HARDIMAN, Director (5/27/37)
            8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund

            (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1976-1985.


LOUIS E. LEVY, Director (11/16/32)
            26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991- 1992 and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
            Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director, AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance).


REBECCA W. RIMEL, Director (4/10/51)
            The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.


CARL W. VOGT, ESQ., Director (4/20/36)
            Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004- 2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).


R. ALAN MEDAUGH, President (8/20/43)
            International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. President, International Strategy & Investment Inc., 1991-Present.

NANCY LAZAR, Vice President (8/1/57)
            International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Executive Vice President and Secretary, International Strategy & Investment Inc., 1991- Present.

CARRIE L. BUTLER, Vice President (5/1/67)
            International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy & Investment Inc., 1991-Present.

MARGARET M. BEELER, Assistant Vice President (3/1/67)
            International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy & Investment Inc., May 1996- Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995-1996; Sales Manager, Donna Maione, Inc., 1994-1995; Sales Manager, Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/2/66)
            International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022. Assistant Vice President, International Strategy & Investment Inc., 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995- 1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

JOSEPH A. FINELLI, Treasurer (1/24/57)
            Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-1995.

AMY M. OLMERT, Secretary (5/14/63)
            Vice President, BT Alex. Brown Incorporated, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
            LLP), 1988 -1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
            Assistant Vice President, BT Alex. Brown Incorporated, 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), 1994-1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), 1991-1994.


-------------------------
* A Director who is an "interested person" as defined in the Investment Company Act.


         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or any of its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as Chairman of four funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as a Director of seven other funds in the Fund Complex. Mr. Medaugh serves as a Director and President of two funds and as President of two other funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of five other funds in the Fund Complex. Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of 11 funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents and Ms. Beeler and Mr. Reilly serve as Assistant Vice Presidents of four funds in the Fund Complex. Mr. Finelli serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Liotta serves as Assistant Secretary, for each of the funds in the Fund Complex.

          Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with the Fund's administrator or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributors or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled $12,979.

          The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1998.



                                             COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
                                                            Pension or                  Total Compensation From
                             Aggregate Compensation         Retirement                  the Fund and Fund Complex
                             From the Fund for the          Benefits Accrued            Payable to Directors
Name of Person,              Fiscal Year Ended              as Part of Fund             for the Fiscal Year Ended
Position                     October 31, 1998               Expenses                    October 31, 1998
------------------------------------------------------------------------------------------------------------------
Edward S. Hyman(1)                    $0                            $0                           $0
  Chairman
Richard T. Halen(1)                   $0                            $0                           $0
  Vice Chairman
Truman T. Semansn(1)                  $0                            $0                           $0
  Director
James J. Cunnane                      $1,477(2)                     (3)               $39,000 for service on 13(4)
  Director                                                                            Boards in the Fund Complex
Joseph R. Hardiman(5)                 $364                          (3)               $9,750 for service on 9(6)
  Director                                                                            Boards in the Fund Complex
John F. Kroeger(7)                    $1,855                        (3)               $49,000 for service on 13(4)
  Director                                                                            Boards in the Fund Complex
Louis E. Levy                         $1,565                        (3)               $44,000 for service on 13(4)
   Director                                                                           Boards in the Fund Complex
Eugene J. McDonald                    $1,477(2)                     (3)               $39,000 for service on 13(4)
  Director                                                                            Boards in the Fund Complex
Rebecca W. Rimel                      $1,502(2)                     (3)               $39,000 for service on 11(4,6)
  Director                                                                            Boards in the Fund Complex
Carl W. Vogt, Esq.                    $1,515(2)                     (3)               $39,000 for service on 11(4,6)
  Director                                                                            Boards in the Fund Complex

----------
(1) Denotes an individual who is an "interested person" as defined in the Investment Company Act.
(2) Of the amounts payable to Messrs. Cunnane, McDonald and Vogt and Ms. Rimel, $1,477, $1,477, $1,515, and $1,502 was deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended October 31, 1998 was approximately $26,806.

(4)  One of these funds ceased operations on July 29, 1998.
(5)  Elected to the Fund's Board on September 27, 1998.
(6) Mr. Hardiman and Ms. Rimel receive, and Mr. Vogt received, proportionately higher compensation from each fund for which they serve.
(7)  Retired effective September 27, 1998.


         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon its relative net assets.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 are as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years, for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.


Years of Service       Estimated Annual Benefits Payable By Fund Complex Upon
----------------       Retirement
                       ------------------------------------------------------

                    Chairmen of Audit and Executive
                              Committees                   Other Participants
                    -------------------------------        ------------------
6 years                         $4,900                           $3,900
7 years                         $9,800                           $7,800
8 years                         $14,700                          $11,700
9 years                         $19,600                          $15,600
10 years or more                $24,500                          $19,500

         Any Director who receives fees from the Fund is permitted to defer
50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors Funds, BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


Code of Ethics

          The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributors. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

          The Code of Ethics requires that any officer, director, or employee of the Fund, International Strategy & Investment Group, Inc. or the Advisor, preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of ICC Distributors, Inc. that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributors may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.        INVESTMENT ADVISORY AND OTHER SERVICES


         International Strategy & Investment Inc. ("ISI" or the "Advisor") serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies which, together with the Fund, had net assets of approximately $510 million as of December 31, 1998.

         Under the Advisory Agreement, ISI: (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to the policies and control of the Fund's Board of Directors. The Advisor will not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


          Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, of a percentage of the average daily net assets of the Fund which varies as follows:

                                                      Incremental
                                                     Advisory Fee
                                                  (as a percentage of
Average Daily Net Assets                        Average Daily Net Assets)
------------------------                        -------------------------

Less than $100,000,000                                  0.20%
$100,000,000 - $200,000,000                             0.18%
$200,000,001 - $300,000,000                             0.16%
$300,000,001 - $500,000,000                             0.14%
$500,000,001 and over                                   0.12%


          In addition, the Fund pays the Advisor 1.5% of the Fund's gross income.

         The Advisory Agreement will continue in effect from year to year after its initial two year term if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Advisory Agreement was most recently approved by the Fund's Board of Directors in the foregoing manner on September 29, 1998. The Fund or the Advisor may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:


                          Fiscal Year Ended October 31,

              1998                      1997                        1996
              ----                      ----                        ----

            $784,379                  $848,963                    $953,088

7.        ADMINISTRATION

          Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.


          The Fund compensates ICC by paying it a percentage of the Fund's average daily net assets which varies as follows:

                                                         Incremental
                                                     Administration Fee
                                                    (as a percentage of
Average Daily Net Assets                         Average Daily Net Assets)
------------------------                         -------------------------

Less than $100,000,000                                    0.10%
$100,000,000 - $200,000,000                               0.09%
$200,000,001 - $300,000,000                               0.08%
$300,000,001 - $500,000,000                               0.07%
$500,000,001 and over                                     0.06%



          In addition, the Fund pays ICC 0.50% of the Fund's annual gross income.


          The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. Administration fees paid by the Fund to ICC for the last three fiscal years were as follows:



                             Fiscal Year Ended October 31,
                             -----------------------------

              1998                      1997                      1996
              ----                      ----                      ----
            $349,575                  $374,611                  $419,655

          ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services".) ICC is an indirect subsidiary of Bankers Trust Corporation.


8.        DISTRIBUTION OF FUND SHARES

          International Strategy & Investment Group Inc. ("ISI Group") serves as distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). ICC Distributors Inc. ("ICC Distributors") serves as distributor for the Flag Investors Shares pursuant to an agreement effective August 31, 1997 ("Flag Distribution Agreement"). The Distribution Agreements provide that ICC Distributors (in the case of the Flag Investors Shares) or ISI Group (in the case of the ISI Shares) has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers.

          The ISI Distribution Agreement provides that ISI Group on behalf of the ISI Shares, (i) will solicit and receive orders for the purchase of ISI Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares. Pursuant to the ISI Distribution Agreement, ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


          The Flag Distribution Agreement provides that ICC Distributors shall;
(i) use reasonable efforts to sell Flag Investors Shares upon the terms and conditions contained in the Flag Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Flag Investors Shares;
(iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Flag Distribution Agreement. Pursuant to the Flag Distribution Agreement, ICC Distributors shall devote reasonable time and effort to effect sales of Flag Investors Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributors' duties or obligations under the Flag Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Flag Distribution Agreement. The Flag Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

          The Distribution Agreements may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's
                                      -15-
outstanding Shares of the related class (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Flag Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect from year to year with respect to the Flag Investors classes of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each Flag Investors class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval (see below). The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. Each Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

          ICC Distributors and ISI Group have entered into Sub-Distribution Agreements with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreements at any time and shall automatically terminate in the event of an assignment.

          In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors and ISI Group will allocate a portion of their respective distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributors or the Fund's administrator or their respective affiliates will provide compensation out of their own resources. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.


          As compensation for providing distribution and related administrative services under the Distribution Agreements as described above, the Fund will pay ICC Distributors for the Flag Investors Class A Shares and ISI Group for the ISI Shares, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the respective class of Shares. The Distributors expect to allocate up to all of their fees to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution and related administrative services for the Flag Investors Class B Shares, under the Flag Distribution Agreement as described above, the Fund will pay ICC Distributors, on a monthly basis, an annual fee equal to 0.35% of the Flag Investors Class B Shares' average daily net assets. ICC Distributors expects to retain the entire amount of the distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Flag Investors Class B Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Flag Investors Class B Shares. (See the Prospectus). ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Servicing Agents.

          As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributors received fees in the following amounts:



                          Fiscal Year Ended October 31,


                    Fee                      1998            1997           1996
                   -----                     ----            ----           ----
Flag Investors Shares 12b-1 Fee       $310,766(1)   $322,511(3)    $382,308(6)
Flag Investors Shareholder            $  5,079(1)   $    843(4)          30(6,7)
Servicing Fee (Class B Shares)
ISI Shares 12b-1 Fee                  $423,709(2)   $455,938(5)      $495,975(8)
-------------
(1)  Fees received by ICC Distributors, the Flag Investors Shares' distributor.
(2)  Fees received by ISI Group, the ISI Shares' distributor.

(3) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $271,010 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $51,501.

(4) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $541 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $302.
(5) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $192,508 and ISI Group, the ISI Shares' distributor effective April 1, 1997, received $253,430.
(6) Fees received by Alex. Brown, the Flag Investors Shares' distributor for the fiscal year ended October 31, 1996.
(7) For Flag Investors Class B Shares, amounts represent fees received for the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, 1996.
(8)  Fees received by Armata, the ISI Shares' distributor.

          Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of its classes of Shares (the "Plans"). Under the Plans, the Fund pays a fee to ICC Distributors or ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ICC Distributors and ISI Group are authorized to make payments out of their fees to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors on September 29, 1998.

          In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreements without the approval of the shareholders of the respective classes of the Fund. The Plans may be terminated at any time without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares.


          During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors or ISI Group pursuant to the Distribution Agreements, to broker-dealers pursuant to any Sub-Distribution Agreement and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


          Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors or ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares or the ISI Shares is less than 0.25% of such Shares' average daily net assets for any period or in connection with the sale of the Flag Investors Class B Shares is less than 0.35% of the Flag Investors Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans in the last three fiscal years, respectively, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

          For the last three fiscal years, the Flag Investors Shares' distributor received the following commissions or contingent deferred sales charges and from such commissions or sales charges, the distributor retained the following amounts:


                          Fiscal Year Ended October 31,


                                    1998                              1997                              1996
                         -------------------------        --------------------------         --------------------------
        Class            Received         Retained        Received          Retained         Received          Retained
        -----            --------         --------        --------          --------         --------          --------
Flag Investors               $73,776(1)      $0           $40,869(2)        $30,820(4)       $113,136(6)       $ 83,059(6)
Class A
Commissions
Flag Investors                  $536(1)      $0        $   13,172(3)         $6,155(5)      $ 1,420(6,7)       $  1,420(6,7)
Class B
Contingent
Deferred Sales
Charge

-------------
(1)  By ICC Distributors, the Flag Investors Shares' distributor.

(2) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $35,148 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $5,721.
(3) Of this amount, Alex. Brown, the Flag Investors Shares' distributor prior to August 31, 1997, received $6,492 and ICC Distributors, the Flag Investors Shares' distributor effective August 31, 1997, received $6,680.
(4) Of commissions received, Alex. Brown retained $30,820 and ICC Distributors retained $0, respectively.
(5) Of sales charges received, Alex. Brown retained $6,155 and ICC Distributors retained $0, respectively.
(6)  By Alex. Brown, the Flag Investors Shares' distributor.
(7) For the period from June 20, 1996 (commencement of offering of Flag Investors Class B Shares) through October 31, 1996.


         For the last three fiscal years, the ISI Shares' distributor received the following commissions and from such commissions the distributor retained the following amounts:


                          Fiscal Year Ended October 31,


                                    1998                              1997                              1996
                         -------------------------        --------------------------         --------------------------
        Class            Received         Retained        Received          Retained         Received          Retained
        -----            --------         --------        --------          --------         --------          --------
ISI Shares           $207,284(1)          $0            $177,642(2)          $0             $360,356(3)        $ 53,175(3)
Commissions

-------------
(1)  By ISI Group, the ISI Shares' distributor.
(2) Of this amount, Armata, the ISI Shares' distributor prior to April 1, 1997, received $97,081 and ISI Group, the ISI Shares' distributor effective April 1, 1997 received $80,561.
(3)  By Armata, the ISI Shares' distributor.


              Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICC, ISI Group or ICC Distributors.

9.            BROKERAGE


              The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

              Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.


              The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

              Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisor to furnish reports and to maintain records in connection with such reviews. The ISI Shares Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group.

              The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

              For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, no brokerage commissions were paid by the Fund.

              The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1998, the Fund held a 5.25% repurchase agreement issued by Goldman Sachs & Co. valued at $2,319,000. Goldman Sachs & Co. is one of the Fund's "regular brokers or dealers."


10.           CAPITAL SHARES


              Under the Fund's Articles of Incorporation, the Fund may issue up to 115 million Shares of its capital stock with a par value of $.001 per Share.

              The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of Shares: Flag Investors Total Return U.S. Treasury Fund Class A Shares (formerly known as the Flag Investors Total Return U.S. Treasury Fund Shares), Flag Investors Total Return U.S. Treasury Fund Class B Shares, Flag Investors Total Return U.S. Treasury Fund Class C Shares, Flag Investors Total Return U.S. Treasury Fund Class D Shares and ISI Total Return U.S. Treasury Fund Shares. The Flag Investors Total Return U.S. Treasury Fund Class D Shares are no longer being offered. The Flag Investors Total Return U.S. Treasury Fund Class C Shares have not been offered prior to the date of this Statement of Additional Information. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


              Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

              The Fund's By-Laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

              There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

              As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


11.           SEMI-ANNUAL REPORTS

              The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

12.           CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


              Bankers Trust Company, 130 Liberty Street, New York, New York 10006 ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 1998, the Fund paid Bankers Trust $52,536 as compensation for providing custody services. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone:
(800)882-8585) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICC receives up to $20.17 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 1998, such fees totaled $209,357.


              ICC also provides accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets                   Incremental Annual Accounting Fee
         ------------------                   ---------------------------------


$          0          -      $   10,000,000                 $13,000(fixed fee)
$ 10,000,000          -      $   20,000,000                      0.100%
$ 20,000,000          -      $   30,000,000                      0.080%
$ 30,000,000          -      $   40,000,000                      0.060%
$ 40,000,000          -      $   50,000,000                      0.050%
$ 50,000,000          -      $   60,000,000                      0.040%
$ 60,000,000          -      $   70,000,000                      0.030%
$ 70,000,000          -      $  100,000,000                      0.020%
$100,000,000          -      $  500,000,000                      0.015%
$500,000,000          -      $1,000,000,000                      0.005%
over $1,000,000,000                                              0.001%

              In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended October 31, 1998, ICC received fees of $83,948.

13.           INDEPENDENT AUDITORS


              The annual financial statements of the Fund are audited by the Fund's independent auditors, Deloitte & Touche LLP whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting an auditing. Deloitte & Touche LLP has offices at University Square, 117 Campus Drive, Princeton, New Jersey 08540.


14.           LEGAL MATTERS

              Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

15.           CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

              To Fund management's knowledge, the following owned 5% or more of the outstanding Shares of a class of the Fund, as of December 1, 1998.


                                            Owned of          Beneficially            Percentage of
          Name and Address                   Record              Owned                  Ownership
          ----------------                   ------              -----               -----------------
Donaldson Lufkin Jenrette                       X                                  9.28% of Class B Shares
Securities Corporation Inc
P.O. Box 2052
Jersey City, NJ  07303-2052



              As of such date, to Fund management's knowledge, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares of either class.



16.           PERFORMANCE AND YIELD COMPUTATIONS

              For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.


Total Return Calculation

              The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

              P (1 + T)n = ERV

    Where:    P =   a hypothetical initial payment of $1,000
              T =   average annual total return
              n =   number of years (1, 5 or 10)
              ERV = ending redeemable value at the end of the 1-,
                    5- or 10- year periods (or fractional portion thereof)of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods.

              Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten- year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations. In calculating the ending redeemable value for the Flag Investors Class A Shares and the ISI Shares, the maximum sales load (4.50% and 4.45%, respectively) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. In calculating performance for the Flag Investors Class B Shares, the applicable contingent deferred sales charge (2.0% for the one year period, 1.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

              Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended October 31, 1998 were as follows:


                              One-Year Period Ended           Five-Year Period Ended         Ten-Year Period Ended
                                 October 31, 1998                October 31, 1998              October 31, 1998
                                 ----------------                ----------------              ----------------

                              Ending                          Ending         Average         Ending         Average
                            Redeemable         Total        Redeemable    Annual Total     Redeemable     Annual Total
Class                         Value           Return          Value          Return          Value           Return
-----                         -----           ------          -----          ------          -----           ------
Flag Investors
Class A Shares
*August 10, 1988              $1,074          7.44%           $1,341          6.05%          $2,255          8.47%
ISI Shares
*October 31, 1988             $1,075          7.50%           $1,342          6.06%          $2,256          8.48%

-----------
*  Inception Date


                                  One-Year Period
                               Ended October 31,1998                       Since Inception
                               ---------------------                       ---------------

                            Ending                                  Ending
                          Redeemable                              Redeemable         Average Annual
Class                        Value           Total Return            Value            Total Return
-----                        -----           ------------            -----            ------------
Flag Investors
Class B Shares
*July 20, 1996              $1,102              10.29%              $1,285               11.22%
-----------

*  Inception Date

              The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

              For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations


              The yield based on the 30-day period ended October 31, 1998 was 4.34% for the Flag Investors Class A Shares, 4.35% for the ISI Shares and 4.21% for the Flag Investors Class B Shares, computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 4.50% for the Flag Investors Class A Shares and 4.45% for the ISI Shares and a maximum contingent deferred sales charge of 2.0% for the Flag Investors Class B Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


              Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

              Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


              The Fund's annual portfolio turnover rate may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1998 was 179% and in fiscal year 1997 was 92%. The Fund's portfolio turnover rate for the fiscal year ended October 31, 1998 increased as a result of changes in investment strategy.


17.           FINANCIAL STATEMENTS


              See next page.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                         October 31, 1998

                                                Par
Interest Rate            Maturity Date         (000)            Value
--------------------------------------------------------------------------------
 U.S. Treasury Bonds - 73.5%
--------------------------------------------------------------------------------

   12.000%                   8/15/13        $   8,000       $ 12,351,248
   11.750                   11/15/14           36,000         56,604,384
    8.875                    2/15/19           33,000         47,143,602
    8.125                    8/15/19           23,750         31,806,451
    7.875                    2/15/21           45,750         60,361,406
    8.125                    8/15/21            7,900         10,708,205
                                                           -------------
   Total U.S. Treasury Bonds
         (Cost $212,025,123)..............................   218,975,296
                                                           -------------
--------------------------------------------------------------------------------
 U.S. Treasury Bill - 7.5%
--------------------------------------------------------------------------------
    4.170*                   1/14/99           22,650         22,471,396
                                                           -------------
   Total U.S. Treasury Bill
         (Cost $22,471,395)...............................    22,471,396
                                                           -------------
--------------------------------------------------------------------------------
 Zero Coupon U.S. Treasury Bonds (S.T.R.I.P.S.) - 17.4%
--------------------------------------------------------------------------------
    5.630*                   5/15/17           59,500         21,260,659
    4.590*                   2/15/99           31,000         30,599,263
                                                           -------------
   Total Zero Coupon U.S. Treasury Bonds (S.T.R.I.P.S.)
         (Cost $51,758,163)...............................    51,859,922
                                                           -------------
--------------------------------------------------------------------------------
 Repurchase Agreement - 0.8%
--------------------------------------------------------------------------------
    Goldman Sachs & Co., 5.25%
      Dated 10/30/98, to be repurchased on 11/2/98,
      collateralized by U.S. Treasury Bonds with
      a market value of $2,366,300.
         (Cost $2,319,000)....................  2,319          2,319,000
                                                           -------------
Total Investments in Securities -- 99.2%
         (Cost $288, 573,681)**...........................   295,625,614
Other Assets in Excess of Liabilities -- 0.8%.............     2,383,429
                                                           -------------
Net Assets -- 100.0%......................................   298,009,043
                                                           =============

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per:
   Flag Investors Class A Share
      ($122,784,570 / 11,566,395 shares outstanding).................    $10.62
                                                                         ======

   Flag Investors Class B Share
      ($3,888,092 / 365,906 shares outstanding)......................    $10.62
                                                                         ======

    ISI Class Share
      ($171,336,381 / 16,120,920 shares outstanding).................    $10.62
                                                                         ======

Maximum Offering Price Per:
   Flag Investors Class A Share
      ($10.62 / 0.955)...............................................    $11.12
                                                                         ======

   Flag Investors Class B Share......................................    $10.62
                                                                         ======

   ISI Class Share
      ($10.62 / 0.9555)..............................................    $11.11
                                                                         ======

--------------------
** Yield as of October 31, 1998.
** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
                                                                      For the
                                                                    Year Ended
                                                                    October 31,
--------------------------------------------------------------------------------
                                                                       1998
                                                                       ----
Investment Income:
   Interest ...................................................     $17,081,488
                                                                    -----------
Expenses:
   Investment advisory fee ....................................         784,379
   Distribution fee ...........................................         739,554
   Administration fee .........................................         349,575
   Transfer agent fee .........................................         209,357
   Professional fees ..........................................         109,444
   Registration fees ..........................................          86,503
   Accounting fee .............................................          83,948
   Custodian fee ..............................................          52,536
   Printing and postage .......................................          29,847
   Miscellaneous ..............................................          48,135
                                                                    -----------
            Total expenses ....................................       2,493,278
                                                                    -----------
Net investment income .........................................      14,588,210
                                                                    -----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions ...............      13,531,220
   Change in unrealized appreciation/depreciation
      of investments ..........................................      6,533,717
                                                                    -----------
   Net gain on investments ....................................     20,064,937
                                                                    -----------

Net increase in net assets resulting from operations ..........     $34,653,147
                                                                    ===========


                       See Notes to Financial Statements.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                             For the Years Ended October 31,
-------------------------------------------------------------------------------------------------------------
                                                                                   1998            1997
                                                                                   ----            ----
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income..................................................   $  14,588,210   $  17,322,998
   Net gain/(loss) from security transactions.............................      13,531,220      (2,143,673)
   Change in unrealized appreciation/
      depreciation on investments.........................................       6,533,717      10,567,788
                                                                             -------------    -------------
   Net increase in net assets
      resulting from operations..........................................       34,653,147      25,747,113
                                                                             -------------    -------------

Dividends to Shareholders from:
   Net investment income and short-term gains:
      Flag Investors Class A Shares......................................       (7,541,487)     (7,246,184)
      Flag Investors Class B Shares.......................................        (119,476)        (17,762)
      ISI Class Shares....................................................     (10,498,284)    (10,059,052)
   Tax return of capital distribution:
      Flag Investors Class A Shares.......................................              --      (1,040,753)
      Flag Investors Class B Shares.......................................              --          (2,606)
      ISI Class Shares....................................................              --      (1,433,152)
   Distributions in excess of net investment income:
      Flag Investors Class A Shares.......................................              --        (116,192)
      Flag Investors Class B Shares.......................................              --            (291)
      ISI Class Shares...................................................               --        (160,000)
                                                                             -------------    -------------
         Total distributions..............................................     (18,159,247)    (20,075,992)
                                                                             -------------    -------------
Capital Share Transactions:
   Proceeds from sale of shares...........................................      34,205,451      15,601,057
   Value of shares issued in
      reinvestment of dividends...........................................      11,075,840      12,541,599
   Cost of shares repurchased.............................................     (57,907,621)    (77,072,611)
                                                                             -------------    -------------

   Decrease in net assets derived
      from capital share transactions.....................................     (12,626,330)    (48,929,955)
                                                                              -------------    -------------
   Total increase/(decrease) in net assets................................       3,867,570      (43,258,834)

Net Assets:
   Beginning of year......................................................     294,141,473      337,400,307
                                                                             -------------    -------------
   End of year............................................................    $298,009,043    $ 294,141,473
                                                                             =============    =============




                       See Notes to Financial Statements.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class A and ISI Class Shares
(For a share outstanding throughout each year)


                                                                               For the Years Ended October 31,
------------------------------------------------------------------------------------------------------------------------------
                                                               1998          1997         1996           1995           1994
                                                               ----          ----         ----           ----           ----
Per Share Operating Performance:
   Net asset value at beginning of year .................  $  10.04      $   9.83       $  10.19       $   9.22       $  11.35
                                                           --------      --------       --------       --------       --------
Income from Investment Operations:
   Net investment income ................................      0.51          0.55           0.56           0.57           0.51
   Net realized and unrealized gain/(loss) on investments      0.71          0.30          (0.23)          1.04          (1.16)
                                                           --------      --------       --------       --------       --------
   Total from Investment Operations .....................      1.22          0.85           0.33           1.61          (0.65)
Less Distributions:
   Distributions from net investment income
      and short-term gains ..............................     (0.64)        (0.55)         (0.65)         (0.64)         (1.15)
   Tax return of capital distribution ...................        --         (0.08)            --             --          (0.05)
   Distributions in excess of net investment income .....        --         (0.01)         (0.04)            --             --
   Net realized long-term gains .........................        --            --             --             --          (0.28)
                                                           --------      --------       --------       --------       --------
   Total distributions ..................................     (0.64)        (0.64)         (0.69)         (0.64)         (1.48)
                                                           --------      --------       --------       --------       --------
   Net asset value at end of year .......................  $  10.62      $  10.04       $   9.83       $  10.19       $   9.22
                                                           ========      ========       =========      =========      ========

Total Return (1) ........................................     12.50%         9.00%          3.44%         18.09%         (6.22)%
Ratios to Average Daily Net Assets:
   Expenses .............................................      0.85%         0.83%          0.81%          0.80%          0.77%
   Net investment income ................................      4.98%         5.62%          5.69%          5.94%          4.98%
Supplemental Data:
   Net assets at end of year (000):
      Flag Investors Class A Shares .....................  $122,785      $122,229       $143,791       $164,206       $175,149
      ISI Class Shares ..................................  $171,336      $171,074       $193,486       $206,615       $200,309
   Portfolio turnover rate ..............................       179%           92%           199%           194%            68%

-----------
(1) Total return excludes the effect of sales charge.

                       See Notes to Financial Statements.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights -- Flag Investors Class B Shares (For a share outstanding throughout each period)

                                                                              For the Period
                                                                             June 20, 1996(1)
                                                      For the Years              through
                                                    Ended October 31,           October 31,
---------------------------------------------------------------------------------------------
                                                  1998             1997             1996
                                                  ----             ----             ----
Per Share Operating Performance:
   Net asset value at beginning of period       $ 10.03          $ 9.85          $ 10.00
                                                -------         -------          -------
Income from Investment Operations:
   Net investment income .................         0.55            0.56             0.22
   Net realized and unrealized gain/(loss)
      on investments .....................         0.65            0.23            (0.15)
                                                -------         -------          -------
   Total from Investment Operations ......         1.20            0.79             0.07

Less Distributions:
   Distributions from net investment
      income and short-term gains ........        (0.61)          (0.56)           (0.22)
   Tax return of capital distribution ....           --           (0.04)             --
   Distributions in excess of net
      investment income ..................           --           (0.01)             --
                                                -------         -------          -------
   Total distributions ...................        (0.61)          (0.61)           (0.22)
                                                -------         -------          -------
   Net asset value at end of period ......      $ 10.62         $ 10.03          $  9.85
                                                =======         =======          =======

Total Return (2) .........................        12.29%           8.49%            6.37%

Ratios to Average Daily Net Assets:
   Expenses ..............................         1.20%           1.18%            1.40%(3)
   Net investment income .................         4.59%           5.24%            5.45%(3)
Supplemental Data:
   Net assets at end of period (000) .....      $ 3,888           $ 838          $   123
   Portfolio turnover rate ...............          179%             92%             199%(3)

-------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.

                       See Notes to Financial Statements.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
NOTE 1--Significant Accounting Policies

     Total Return U.S. Treasury Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on June 3, 1988 and commenced operations August 10, 1988, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of total return with relative stability of principal as well as the secondary objective of high current income consistent with an investment in securities issued by the United States Treasury.

     The Fund consists of three share classes: ISI Total Return U.S. Treasury Fund Shares ("ISI Class Shares") and Flag Investors Total Return U.S. Treasury Fund Class A Shares ("Flag Investors Class A Shares"), which both commenced August 10, 1988, and Flag Investors Total Return U.S. Treasury Fund Class B Shares ("Flag Investors Class B Shares"), which commenced June 20, 1996.

     The ISI Class Shares have a 4.45% maximum front-end sales charge, the Flag Investors Class A Shares have a 4.50% maximum front-end sales charge and the Flag Investors Class B Shares have a 2.00% maximum contingent deferred sales charge. The classes have different distribution fees.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

     A. Security Valuation -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day by an independent pricing source. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 1--concluded

     B. Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes -- The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

     The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
NOTE 2--Investment Advisory Fees, Transactions with Affiliates and
Other Fees

     International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, the Fund pays ISI 1.5% of the Fund's gross income. At October 31, 1998, the Fund owed $67,196 of advisory fees.

     As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.10% of the first $100 million, 0.09% of the next $100 million, 0.08% of the next $100 million, 0.07% of the next $200 million and 0.06% of the amount over $500 million. In addition, the Fund pays ICC 0.50% of the Fund's gross income. At October 31, 1998, the Fund owed $30,087 of administration fees.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or administrator.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $83,948 for accounting services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $7,249 of accounting services fees.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $209,357 for transfer agent services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $45,235 of transfer agent services fees.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. At October 31, 1998 the Fund owed $8,811 in custodian fees.

     As compensation for providing distribution services for the ISI Class, the Fund pays ISI Group Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the ISI Class' average daily net assets.

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
NOTE 2--concluded

     As compensation for providing distribution services for the Flag Investors classes, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Flag Investors Class A Shares' average daily net assets and 0.60% (including a 0.25% shareholder servicing fee) of the Flag Investors Class B Shares' average daily net assets. For the year ended October 31, 1998, distribution fees aggregated $739,554, of which $423,709 was attributable to the ISI Class Shares, $303,655 was attributable to the Flag Investors Class A Shares and $12,190 was attributable to the Flag Investors Class B Shares. At October 31, 1998, the Fund owed distribution fees amounting to $65,271, of which $36,774 was attributable to the ISI Class Shares, $26,654 was attributable to the Flag Investors Class A Shares and $1,843 was attributable to the Flag Investors Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1998 was $26,806, and the accrued liability was $61,879.

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 99.5 million shares of $.001 par value capital stock (44 million Flag Investors Class A, 44 million ISI Class, 5 million Flag Investors Class B and 6.5 million undesignated). Transactions in shares of the Fund were as follows:

                                               Flag Investors Class A Shares
                                           ------------------------------------
                                                For the            For the
                                              Year Ended         Year Ended
                                            October 31, 1998   October 31, 1997
                                            ----------------  -----------------
Shares sold ..............................      1,422,232           490,187
Shares issued to shareholders on
   reinvestment of dividends .............        418,958           499,834
Shares redeemed ..........................     (2,454,224)       (3,438,672)
                                             ------------       -----------
Net decrease in shares outstanding .......       (613,034)       (2,448,651)
                                             ============       ===========

Proceeds from sale of shares .............   $ 14,837,317       $ 4,746,207
Value of reinvested dividends ............      4,289,957         4,867,694

Cost of shares redeemed ..................    (25,308,085)      (33,514,991)
                                             ------------      ------------
Net decrease from capital share
   transactions ..........................   $ (6,180,811)     $(23,901,090)
                                             ============      ============

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
NOTE 3--concluded

                                               Flag Investors Class B Shares
                                           ------------------------------------
                                                 For the            For the
                                               Year Ended         Year Ended
                                            October 31, 1998    October 31, 1997
                                            ----------------   ----------------

   Shares sold .............................       313,798           85,484
   Shares issued to shareholders on
      reinvestment of dividends ............         5,893              982
   Shares redeemed .........................       (37,386)         (15,359)
                                               -----------      -----------
   Net increase in shares outstanding ......       282,305           71,107
                                               ===========       ==========

   Proceeds from sale of shares ............   $ 3,234,727       $  833,099
   Value of reinvested dividends ...........        60,838            9,591
   Cost of shares redeemed .................      (385,163)        (150,979)
                                               -----------      -----------
   Net increase from capital share
      transactions .........................   $ 2,910,402       $  691,711
                                               ===========       ==========


                                                      ISI Class Shares
                                           -------------------------------------
                                                For the            For the
                                               Year Ended         Year Ended
                                           October 31, 1998     October 31, 1997
                                           ----------------    ----------------
   Shares sold .............................     1,567,913         1,028,342
   Shares issued to shareholders on
      reinvestment of dividends ............       656,907           787,090
   Shares redeemed .........................    (3,140,348)       (4,455,189)
                                              ------------      ------------
   Net decrease in shares outstanding ......      (915,528)       (2,639,757)
                                              ============      ============

   Proceeds from sale of shares ............  $ 16,133,407       $10,021,751
   Value of reinvested dividends ...........     6,725,045         7,664,314
   Cost of shares redeemed .................   (32,214,373)      (43,406,641)
                                              ------------      ------------
   Net decrease from capital share
      transactions .........................  $ (9,355,921)     $(25,720,576)
                                              ============      ============

TOTAL RETURN U.S. TREASURY FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
NOTE 4--Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $471,701,093 and sales of investment securities aggregated $475,383,157 for the year ended October 31, 1998.

     On October 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $7,059,925 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,992.

NOTE 5--Net Assets

     On October 31, 1998, net assets consisted of:

Paid-in capital
   Flag Investors Class A Shares ............................     $115,728,558
   Flag Investors Class B Shares ............................        3,720,993
   ISI Class Shares .........................................      165,252,861
Distributions in excess of net investment income ............       (1,490,713)
Accumulated net realized gain from security transactions ....        7,745,411
Unrealized appreciation of investments ......................        7,051,933
                                                                 -------------
                                                                  $298,009,043
                                                                 =============

NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, permanent book/tax differences related to the tax treatment of short-term capital gains of $3,642,137 have been reclassified from net investment income to the accumulated net realized gain from security transactions. These reclassifications have no effect on net assets or net asset values per share.

FLAG INVESTORS TOTAL RETURN U.S. TREASURY FUND SHARES
--------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
Total Return U.S. Treasury Fund, Inc.:

     We have audited the statement of net assets of the Total Return U.S. Treasury Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return U.S. Treasury Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 30, 1998